Exhibit 99.1

Zymeworks Announces Strategic Initiative to Optimize Value of Licensed Products by

Building a Diversified Portfolio of Revenue-Generating Assets

•	Strategy will combine internal innovation, licensing, and strategic acquisitions to drive sustainable value creation for shareholders

•

Strategic initiative follows positive topline results from pivotal Phase 3 HERIZON-GEA-01 trial evaluating zanidatamab in first-line gastroesophageal adenocarcinoma (GEA) and pasritamig advancing to registration studies by J&J Innovative Medicine (J&J)

•	Eligible to receive up to $440.0 million in potential near-term milestone payments upon successful global regulatory approvals of Ziihera® in GEA

•	Successful commercialization of Ziihera and execution of partnership strategy are expected to drive substantial royalty and milestone revenues with carefully managed R&D investments

•	Company authorizes a new share repurchase plan of $125.0 million

•	Zymeworks to host a conference call with management today at 8:30 am Eastern Time (ET)

Vancouver, British Columbia (November 18, 2025) – Zymeworks Inc. (Nasdaq: ZYME) a biotechnology company managing a portfolio of licensed healthcare assets, while developing a diverse pipeline of novel, multifunctional biotherapeutics, today announced a novel strategic initiative focused on optimizing future cash flows from Ziihera® (zanidatamab-hrii), other licensed products and other healthcare assets. Together with the ability to leverage existing and future R&D partnerships and collaborations through internal innovation, this strategy seeks to optimize a long-term source of growing revenue streams with carefully managed R&D investments to establish a durable, profitable operating structure.

This strategic initiative is driven by an emerging licensed product portfolio with potential long-term and predictable cash flows, following yesterday’s announcement of positive topline data from the Phase 3 HERIZON-GEA-01 trial, taken together with pasritamig being advanced to Phase 3 registration studies by J&J.

For Ziihera, under the Company’s existing arrangements with Jazz and BeOne, Zymeworks has the potential to receive substantial near-term milestone payments related to future regulatory approvals in GEA totaling $440.0 million, as follows: USA - $250.0 million; EU - $100.0 million; Japan - $75.0 million; China - $15.0 million. The Company also expects that royalty revenue from Ziihera sales will increase as potential regulatory approvals are obtained in global markets for GEA. In addition, Zymeworks could be eligible to receive future milestones and increased royalties from the development, regulatory approval, and commercialization of any additional indications for Ziihera by Jazz and BeOne, including breast cancer.

For pasritamig, under the Company’s existing arrangements with J&J, Zymeworks remains eligible for up to $434.0 million in additional milestone payments for continued development, regulatory approval and commercialization of pasritamig by J&J as well as a mid-single digit royalty on pasritamig sales.

Differentiated Strategy Integrating a Royalty-Driven Growth Operation with a Productive In-house R&D Organization

“With Ziihera as our foundational licensed product, we have made the strategic decision to evolve from a traditional biotechnology company into a royalty-driven organization differentiated by in-house R&D capabilities,” said Kenneth Galbraith, Chair and Chief Executive Officer. “By having the capability to reinvest expected proceeds from the development and commercialization of Ziihera, pasritamig, and potentially other products, we aim for continued growth in value of our royalty portfolio while continuing to invest in R&D focused on internal and acquired product candidates as a source of future innovation and partnerships.”

The Company’s Board of Directors and management conducted a thorough strategic review with independent financial and legal advisors to determine the optimal path for long-term value creation, given the significant future cash flows anticipated from Ziihera, pasritamig, and other licensed products and product candidates. Zymeworks believes that this integrated approach allows for thoughtful capital allocation to deliver long-term and meaningful returns for shareholders. The Company anticipates providing these returns to shareholders in a tax-efficient manner through a mixture of (1) compounding existing royalty streams by thoughtfully re-investing proceeds from licensed products in other assets that do not have a traditional biotechnology risk profile and (2) returning excess capital directly to shareholders via share repurchase programs or special dividends.

Mr. Galbraith added, “We are embarking on this novel strategic initiative at a time when there are substantial opportunities in the healthcare sector to acquire, protect, and grow cash flow streams from existing partnerships, and to consider forming additional partnerships and collaborations whether originating from our wholly-owned product candidates and technology platforms, or accessed externally. We intend to fund our healthcare asset aggregation strategy through a combination of cash flows arising from current licensed assets along with the potential for external funding where it can be secured at a reasonable cost of capital. We believe that our differentiated strategy for accessing and carefully managing licensed products and other healthcare assets, coupled with the infrastructure we have developed to identify, evaluate and secure such assets, will enable us to generate attractive returns on invested capital, while supporting the early-stage development of innovative medicines.”

Mr. Galbraith concluded, “We believe our recent governance and leadership enhancements, such as the appointment of Scott Platshon as Acting Chief Investment Officer today, will further strengthen the Company’s ability to accelerate execution of this strategic initiative. These strategic appointments bring additional expertise that we expect will complement our existing scientific, clinical, and business leadership and build a stronger foundation to drive our growth strategy towards long-term value creation.”

Integration of Partnerships & Collaborations into Our R&D Operations

Zymeworks’ R&D operations will continue advancing its pipeline of innovative multifunctional therapeutics and utilizing our technology platforms, which represent potential opportunities to form new partnerships and collaborations, while preserving the legacy and impact of Zymeworks’ scientific platforms. The Company expects future partnerships and collaborations to play an important role in funding ongoing R&D investments, reducing reliance on our internal capital and preserving the long-term value of its existing scientific programs. The Company believes this continued discipline in capital allocation to R&D investments and financial contributions from existing and new potential partnerships, coupled with risk-sharing for late-stage development, will help reduce the need to use future milestone and royalty payments from our portfolio to fund planned R&D operations.

Share Repurchase Plan Authorization

From August 2024 to date, the Company has used $60.0 million in available cash resources to repurchase and retire approximately 4.4 million shares of common stock, representing approximately 6% of the Company’s current issued and outstanding shares. These share repurchases have been primarily funded from Ziihera development milestones related to initial regulatory approvals in biliary tract cancer in both the USA and China and cumulative royalties received from Ziihera sales to date by Jazz and BeOne.

In order to have the flexibility to opportunistically allocate excess capital to share repurchases, today the Company announced that its Board of Directors has authorized a new share repurchase plan under which the Company may repurchase up to $125.0 million of the Company’s outstanding common stock.

Financial Position

As of September 30, 2025, Zymeworks reported cash, cash equivalents and investments of $299.4 million. Over the past twelve months, the Company implemented adjustments to R&D operations, including pausing clinical development of ZW220 and ZW171, and completed certain headcount and other cost reductions to help streamline our future operating cost structure. The Company expects continued discipline in operations and capital allocation, as well as financial contributions from new potential partnerships and collaborations to provide a long-term source of external capital to help fund ongoing R&D investments.

Assuming the full execution of the $125.0 million share repurchase plan, we currently expect our existing cash resources of $299.4 million, as of September 30, 2025, when combined with the inclusion of anticipated milestone payments associated with potential approvals of Ziihera in GEA in the United States, Europe, Japan, and China, will enable us to fund planned operations beyond 2028. This anticipated cash runway does not take into account any contribution from additional future milestone payments or royalties related to Ziihera, other current licensed product candidates or contributions from future partnerships and collaborations.

Investor & Analyst Call

A live webcast will be held today at 8:30 am ET to discuss the Company’s growth strategy and to answer questions. Dial-in details and webcast replay will be available on Zymeworks’ website at https://ir.zymeworks.com/events-and-presentations.

Additional Information Regarding the Share Repurchase Program

Under the Company’s new share repurchase program announced today, shares of common stock may be repurchased opportunistically in open market transactions, or other means in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (Exchange Act), and Rule 10b-18 of the Exchange Act. The timing, number of shares repurchased, and prices paid for the shares under this repurchase plan will depend on general business and market conditions as well as corporate and regulatory limitations, prevailing stock prices, and other considerations. The share repurchase plan may be suspended or discontinued at any time and does not obligate the Company to acquire any amount of common stock.

About Zymeworks Inc.

Zymeworks is a global biotechnology company managing a portfolio of licensed healthcare assets and developing a diverse pipeline of novel, multifunctional biotherapeutics to improve the standard of care for difficult-to-treat diseases, including cancer, inflammation, and autoimmune disease. The Company’s asset and royalty aggregation strategy focuses on optimizing positive future cash flows from an emerging portfolio of licensed products such as Ziihera® (zanidatamab-hrii) and other licensed products and product candidates such as pasritamig. In addition, Zymeworks is also building a portfolio of healthcare assets that can generate strong cash flows, while supporting the early-stage development of innovative medicines. Zymeworks engineered and developed Ziihera® (zanidatamab-hrii), a HER2-targeted bispecific antibody using the Company’s proprietary Azymetric™ technology and has entered into separate agreements with BeOne Medicines Ltd. (formerly BeiGene, Ltd.) and Jazz Pharmaceuticals Ireland Limited granting each exclusive rights to develop and commercialize zanidatamab in different territories. Zymeworks is rapidly advancing a robust pipeline of product candidates, leveraging its expertise in both antibody drug conjugates and multispecific antibody therapeutics targeting novel pathways in areas of significant unmet medical need. The Company’s complementary therapeutic platforms and fully integrated drug development engine provide the flexibility and compatibility to precisely engineer and develop highly differentiated antibody-based therapeutics. These capabilities have been further leveraged through strategic partnerships with global biopharmaceutical companies. For information about Zymeworks, visit www.zymeworks.com and follow @ZymeworksInc on X.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” or information within the meaning of the applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this press release include, but are not limited to, statements that relate to Zymeworks’ expectations regarding implementation of its strategic priorities and the anticipated benefits thereof, including shareholder returns and the anticipated manner of such returns; anticipated optimality of strategic initiatives; implementation of its evolving asset aggregation strategy, including existing and potential future royalty streams and existing and potential new partnerships; the anticipated benefits of its collaboration agreements, including Zymeworks’ ability to receive any future milestone payments and royalties thereunder; statements relating to potential milestone payments upon regulatory approvals of Ziihera in GEA and the timing thereof; statements that relate to the expected contributions of personnel to Zymeworks’ strategic goals; statements that relate to Zymeworks’ ability to execute the share repurchase plan, in whole or in part; expected timing and amount of repurchases; Zymeworks’ ability to pursue its business objectives following repurchases under the share repurchase plan; anticipated capital allocation strategy; industry opportunities for acquisition of new revenue streams or collaborations; the potential addressable market of zanidatamab; the timing of and results of interactions with regulators; Zymeworks’ clinical development of its product candidates and enrollment in its clinical trials; the timing and status of ongoing and future studies and the related data; anticipated preclinical and clinical data presentations; expectations regarding future regulatory filings and approvals and the timing thereof; potential safety profile and therapeutic effects of zanidatamab and Zymeworks’ other product candidates; expected financial performance and future financial position; the commercial potential of technology platforms and product candidates; Zymeworks’ ability to satisfy potential regulatory and commercial milestones with existing and future partners; the timing and status of ongoing and future studies and the release of data; anticipated continued receipt of revenue from existing and future partners; Zymeworks’ early-stage pipeline; anticipated sufficiency of existing cash resources, when assuming full execution of the share repurchase plan and combined with the assumed receipt of certain anticipated regulatory milestones, to fund Zymeworks’ planned operations beyond 2028; Zymeworks’ ability to execute new collaborations and partnerships and other information that is not historical information. When used herein, words such as “plan”, “believe”, “expect”, “may”, “continue”, “anticipate”, “potential”, “will”, “on track”, “progress”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: any of Zymeworks’ or its partners’ product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; Zymeworks may not be able to execute the share repurchase plan, in whole or in part; the anticipated benefits of the share repurchase plan may not be realized; Zymeworks may not achieve milestones or receive additional payments under its collaborations; regulatory agencies may impose additional requirements or delay the initiation of clinical trials; the impact of new or changing laws and regulations; market conditions, including the impact of tariffs; potential negative impacts of FDA regulatory delays and uncertainty around recent policy developments, changes in the leadership of federal agencies such as the FDA, staff layoffs, budget cuts to agency programs and research, and changes in drug pricing controls; the impact of pandemics and other health crises on Zymeworks’ business, research and clinical development plans and timelines and results of operations, including impact on its clinical trial sites, collaborators, and contractors who act for or on Zymeworks’ behalf; zanidatamab may not be successfully commercialized; Zymeworks’ evolution of its business strategy related to anticipated and potential future milestones and royalty streams and existing and potential new partnerships may not be successfully implemented; Zymeworks’ evolution of its business strategy may not deliver meaningful shareholder returns; Zymeworks may be unsuccessful in actively managing and/or aggregating revenue-generating assets alongside its active R&D operations; ongoing and future clinical trials may not demonstrate safety and efficacy of any of Zymeworks’ or its collaborators’ product candidates; Zymeworks’ assumptions and estimates regarding its financial condition, future financial performance and estimated cash runway may be incorrect; inability to maintain or enter into new partnerships or strategic collaborations; and the factors described under “Risk Factors” in Zymeworks’ quarterly and annual reports filed with the Securities and Exchange Commission (copies of which may be obtained at www.sec.gov and www.sedarplus.ca).

Although Zymeworks believes that such forward-looking statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events.

Contacts:

Investor Inquiries:

Shrinal Inamdar

Senior Director, Investor Relations

(604) 678-1388

ir@zymeworks.com

Media Inquiries:

Diana Papove

Senior Director, Corporate Communications

(604) 678-1388

media@zymeworks.com